UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 28, 2015

Kennametal Inc.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	1-5318	25-0900168

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

World Headquarters 1600 Technology Way P.O. Box 231 Latrobe, Pennsylvania		15650-0231

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (724) 539-5000
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
Item 2.02 Results of Operations and Financial Condition
On July 30, 2015, Kennametal Inc. (Kennametal or the Company) issued an earnings announcement for its fiscal fourth quarter and fiscal year ended June 30, 2015.
The press release contains certain non-generally accepted accounting principles (GAAP) financial measures. The following GAAP financial measures have been presented on an adjusted basis: gross profit and margin, operating expense, operating expense as a percentage of sales, operating income (loss) and margin, net income (loss), diluted EPS (LPS), effective tax rate, Industrial operating income and margin and Infrastructure operating income (loss) and margin. Adjustments for the three months ended June 30, 2015 include: (1) restructuring and related charges, (2) tax impact of prior impairment charges and (3) tax redeployment expense. Adjustments for the three months ended June 30, 2014 include: (1) acquisition-related charges, (2) restructuring and related charges and (3) loss on divestiture. Adjustments for the twelve months ended June 30, 2015 include: (1) restructuring and related charges, (2) technology asset impairment charge, (3) goodwill and other intangible asset impairment charges and (4) tax redeployment expense. Adjustments for the twelve months ended June 30, 2014 include: (1) TMB inventory step-up, (2) acquisition-related charges, (3) restructuring and related charges, (4) tax repatriation expense and (5) loss on divestiture. Management adjusts for these items in measuring and compensating internal performance and to more readily compare the Company’s financial performance period-to-period. The press release also contains free operating cash flow which is a non-GAAP measure and is defined below.
Management believes that presentation of these non-GAAP financial measures provides useful information about the results of operations of the Company for the current and past periods. Management believes that investors should have available the same information that management uses to assess operating performance, determine compensation and assess the capital structure of the Company. These non-GAAP measures should not be considered in isolation or as a substitute for the most comparable GAAP measures. Investors are cautioned that non-GAAP financial measures utilized by the Company may not be comparable to non-GAAP financial measures used by other companies.
Free Operating Cash Flow
Free operating cash flow is a non-GAAP financial measure and is defined by the Company as cash provided by operations (which is the most directly comparable GAAP measure) less capital expenditures plus proceeds from disposals of fixed assets. Management considers free operating cash flow to be an important indicator of Kennametal’s cash generating capability because it better represents cash generated from operations that can be used for dividends, debt repayment, strategic initiatives (such as acquisitions), and other investing and financing activities.

Debt to Capital
Debt to Capital is a non-GAAP financial measure and is defined by Kennametal as total debt divided by the sum of total equity plus total debt. The most directly comparable GAAP measure is debt to equity, which is defined as total debt divided by total equity. Management believes that Debt to Capital provides additional insight into the underlying capital structure and performance of the Company.

DEBT TO CAPITAL (UNAUDITED)
(in thousands, except percents)	June 30, 2015	June 30, 2014
Total debt	751,587	1,061,783
Total equity	1,375,435	1,961,608
Debt to equity, GAAP	54.6%	54.1%
Total debt	751,587	1,061,783
Total equity	1,375,435	1,961,608
Total capital	2,127,022	3,023,391
Debt to capital	35.3%	35.1%

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 28, 2015, the Compensation Committee of the Board of Directors of Kennametal Inc. (the “Corporation”) approved modified Forms of Equity Agreement to be issued under the Kennametal Inc. Stock and Incentive Plan of 2010 (as Amended and Restated October 22, 2013), and as further amended on January 27, 2015 (the “Stock and Incentive Plan”). Each Form of Equity Agreement has been modified (i) to change the vesting schedule from four years to three years; and (ii) to add a definition of termination by employee for “Good Cause” in connection with a Change in Control event. The foregoing description of the material terms of the modified Equity Forms of Agreement are qualified in their entirety by reference to the complete copy of the Equity Forms of Agreement, which are filed herewith.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

10.1	Form of Kennametal Inc. Performance Unit Award (granted under Amendment No. 1 to the Kennametal Inc. Stock and Incentive Plan of 2010 (As Amended and Restated October 22, 2013))

10.2	Form of Kennametal Inc. Performance Unit Award - President and CEO (granted under Amendment No. 1 to the Kennametal Inc. Stock and Incentive Plan of 2010 (As Amended and Restated October 22, 2013))

10.3	Form of Kennametal Inc. Restricted Unit Award (granted under Amendment No. 1 to the Kennametal Inc. Stock and Incentive Plan of 2010 (As Amended and Restated October 22, 2013))

10.4	Form of Kennametal Inc. Restricted Unit Award - President and CEO (granted under Amendment No. 1 to the Kennametal Inc. Stock and Incentive Plan of 2010 (As Amended and Restated October 22, 2013))

10.5	Form of Kennametal Inc. Restricted Unit Award - Alternate Form (granted under Amendment No. 1 to the Kennametal Inc. Stock and Incentive Plan of 2010 (As Amended and Restated October 22, 2013))

10.6
Form of Kennametal Inc. Cash Settled Share-Based Award for China-based Employees (granted under Amendment No. 1 to the Kennametal Inc. Stock and Incentive Plan of 2010 (As Amended and Restated October 22, 2013))

10.7	Form of Kennametal Inc. Nonstatutory Stock Option Award (granted under Amendment No. 1 to the Kennametal Inc. Stock and Incentive Plan of 2010 (As Amended and Restated October 22, 2013))

10.8
Form of Kennametal Inc. Nonstatutory Stock Option Award - President and CEO (granted under Amendment No. 1 to the Kennametal Inc. Stock and Incentive Plan of 2010 (As Amended and Restated October 22, 2013))

10.9
Form of Kennametal Inc. Nonstatutory Stock Option Award - Alternate Form (granted under Amendment No. 1 to the Kennametal Inc. Stock and Incentive Plan of 2010 (As Amended and Restated October 22, 2013))

10.10
Form of Kennametal Inc. Stock Appreciation Right Award for China-based Employees (granted under Amendment No. 1 to the Kennametal Inc. Stock and Incentive Plan of 2010 (As Amended and Restated October 22, 2013))

99.1    Fiscal 2015 Fourth Quarter Earnings Announcement
99.2    Fiscal 2015 Fourth Quarter Supplemental Presentation Materials

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNAMETAL INC.

Date: July 30, 2015	By:	/s/ Martha Fusco
Martha Fusco
Interim Chief Financial Officer, Vice President Finance and Corporate Controller